UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 3, 2021
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KULICKE AND SOFFA INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)
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Pennsylvania	000-00121	23-1498399
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

 23A Serangoon North Avenue 5, #01-01, K&S Corporate Headquarters, Singapore 554369
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (215) 784-6000
N/A
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Without Par Value	KLIC	The Nasdaq Global Market

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On March 3, 2021, the Board of Directors (the “Board”) of Kulicke and Soffa Industries, Inc. (the “Company”) elected Jon A. Olson to the Board, effective March 4, 2021. Mr. Olson was also appointed to serve on the Audit Committee of the Board.
In connection with his appointment as a director, Mr. Olson will receive compensation in accordance with policies and procedures previously approved by the Board for non-employee directors of the Company as more fully described under the heading “Director Compensation for Fiscal 2020” in the Company’s Proxy Statement on Schedule 14A relating to the 2021 Annual Meeting of Stockholders, filed with the Securities and Exchange Commission on January 13, 2021.
There are no transactions in which Mr. Olson had or will have a direct or indirect material interest that would require disclosure under Item 404(a) of Regulation S-K, and there are no arrangements or understandings between Mr. Olson and any other persons pursuant to which he was selected as a director.
A copy of the Company’s press release announcing Mr. Olson’s election is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release dated March 5, 2021
104	Inline XBRL for the cover page of this Current Report on Form 8-K

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KULICKE AND SOFFA INDUSTRIES, INC.

Date: March 5, 2021	By:	/s/ LESTER WONG
	Name:	Lester Wong
	Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated March 5, 2021
104	Inline XBRL for the cover page of this Current Report on Form 8-K